UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2014

ORBITZ WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-33599	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 894-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 22, 2014, Orbitz Worldwide, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule B thereto (collectively, the “Underwriters”), and the selling stockholder named in Schedule A thereto (the “Selling Stockholder”), relating to the public offering of 7,500,000 shares of the Company’s common stock, par value $0.01 per share, by the Selling Stockholder at a public offering price of $6.60 per share. The underwriters have a 30-day option to purchase up to an additional 1,125,000 shares from the Selling Stockholder.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholder. It also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company will not receive any proceeds from the sale of shares by the Selling Stockholder. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-192669) filed with the Securities and Exchange Commission on December 5, 2013, and the related prospectus supplement and accompanying prospectus. The offering is expected to close on May 29, 2014, subject to customary closing conditions.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 22, 2014, by and among the Company, Credit Suisse

Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule B thereto, and the selling stockholder named in Schedule A thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

Dated: May 23, 2014	By:	/s/ James F. Rogers
		Name:	James F. Rogers
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of May 22, 2014, by and among the Company, Credit Suisse

Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule B thereto, and the selling stockholder named in Schedule A thereto.